Exhibit 99.1

NEWS RELEASE

Contacts:

Cindy Resman	Jeff Warren
Public Relations	Investor Relations
+1-763-505-0291	+1-763-505-2696

FOURTH QUARTER CAPS SOLID YEAR FOR MEDTRONIC

•	Q4 Revenue of $4.5 Billion Grew 5% at Constant Currency; 4% as Reported

•	Q4 Non-GAAP Diluted EPS Growth of 11%; GAAP Diluted EPS Growth of 1%

•	Q4 International Revenue Grew 7% at Constant Currency; 4% as Reported

•	FY13 Revenue of $16.6 Billion Grew 5% at Constant Currency; 3% as Reported

•	FY13 Free Cash Flow of $4.4 Billion; GAAP Cash Flow from Operations of $4.9 Billion

•	Company Sets Initial FY14 Revenue Growth Outlook and EPS Guidance

MINNEAPOLIS – May 21, 2013 – Medtronic, Inc. (NYSE: MDT) today announced financial results for its fourth quarter and fiscal year 2013, which ended April 26, 2013.

The Company reported worldwide fourth quarter revenue of $4.459 billion, an increase of 5 percent on a constant currency basis after adjusting for a $48 million negative foreign currency impact, or 4 percent as reported. As reported, fourth quarter net earnings were $969 million, or $0.95 per diluted share, a decrease of 2 percent and an increase of 1 percent, respectively, over the same period in the prior year. As detailed in the attached table, fourth quarter net earnings and diluted earnings per share on a non-GAAP basis were $1.124 billion and $1.10, an increase of 8 percent and 11 percent, respectively, over the same period in the prior year.

The company reported fiscal year 2013 revenue of $16.590 billion, an increase of 5 percent on a constant currency basis after adjusting for a $328 million negative foreign currency impact or 3 percent as reported. As reported, fiscal year 2013 net earnings were $3.467 billion or $3.37 per diluted share, a decrease of 4 percent and 1 percent, respectively. As detailed in the attached table, fiscal year 2013 non-GAAP net earnings and diluted earnings per share were $3.855 billion and $3.75, an increase of 5 percent and 8 percent, respectively.

Fourth quarter international revenue of $2.087 billion increased 7 percent on a constant currency basis or 4 percent as reported. International sales accounted for 47 percent of Medtronic’s worldwide revenue in the quarter. Fourth quarter emerging market revenue of $521 million increased 14 percent on a constant currency basis or 13 percent as reported and represented 12 percent of Company revenue. Fiscal year 2013 emerging market revenue of $1.897 billion increased 17 percent on a constant currency basis or 14 percent as reported.

“These fourth quarter results were a strong finish to a solid fiscal year, and more importantly, represented another step toward our goal of delivering consistent and dependable growth, and I am proud of the performance of our entire global team,” said Omar Ishrak, Medtronic chairman and chief executive officer. “With our scale and breadth of innovative technology, Medtronic is clearly outperforming the market.”

Cardiac and Vascular Group

The Cardiac and Vascular Group includes the Cardiac Rhythm Disease Management (CRDM), Coronary, Structural Heart, and Endovascular businesses. The Group had worldwide sales in the quarter of $2.342 billion, representing an increase of 5 percent on a constant currency basis or 4 percent as reported. Growth was broad based, with all of the Group’s businesses making significant contributions. Group international sales of $1.344 billion increased 7 percent on a constant currency basis or 4 percent as reported.

CRDM revenue of $1.332 billion grew 4 percent on a constant currency basis or 3 percent as reported. Fourth quarter revenue from Implantable Cardioverter Defibrillators (ICDs) was $755 million, an increase of 2 percent on a constant currency basis, which the Company believes outperformed the market. Pacing revenue was $505 million, an increase of 5 percent on a constant currency basis, driven by the continued strength of the Advisa DR MRI™ SureScan™ pacing system in Japan.

Coronary revenue of $465 million grew 5 percent on a constant currency basis or 3 percent as reported. Sales of drug-eluting stents increased 22 percent on a constant currency basis, driven by broad worldwide share gains of the Resolute Integrity drug-eluting stent.

Structural Heart revenue of $310 million grew 8 percent on a constant currency basis or 7 percent as reported. Growth was driven by the strength of transcatheter aortic heart valves.

Endovascular revenue of $235 million grew 10 percent on a constant currency basis or 7 percent as reported. Japan continues to drive significant growth with the Endurant® aortic stent graft. In addition, strong growth from the thoracic portfolio was driven by Valiant® Captivia® in key geographies, including the United States, China, and Japan.

Restorative Therapies Group

The Restorative Therapies Group includes the Spine, Neuromodulation, Diabetes, and Surgical Technologies businesses. The Group had worldwide sales in the quarter of

$2.117 billion, representing an increase of 4 percent on both a constant currency and an as reported basis. Group revenue was driven by growth in Surgical Technologies, Neuromodulation, and Diabetes. Group international sales of $743 million increased 7 percent on a constant currency basis or 5 percent as reported.

Spine revenue of $811 million was flat on a constant currency basis or declined 1 percent as reported. Core Spine revenue of $671 million was also flat on a constant currency basis. Excluding sales of balloon kyphoplasty, Core Spine grew in the low single-digits on a constant currency basis globally and in the U.S., which the Company believes outperformed the U.S. market as the Company gained share on both a sequential and year-over-year basis. The Core Spine business continues to see solid adoption of its new products and procedural innovations. BMP revenue of $140 million declined 1 percent on a constant currency basis.

Surgical Technologies revenue of $407 million grew 11 percent on a constant currency basis or 10 percent as reported. Revenue growth was driven by sales of large capital equipment including StealthStation® S7® navigation systems, O-arm® imaging systems, and Midas Rex® powered surgical equipment, as well as Advanced Energy products and ENT nerve monitoring.

Neuromodulation revenue of $492 million increased 7 percent on a constant currency basis or 6 percent as reported. Growth was driven by strong performance from Activa® deep brain stimulation systems and InterStim® Therapy for both urinary and bowel indications. The RestoreSensor® spinal cord stimulator continues to drive revenue growth in the United States and the SureScan™ MRI-safe system, which launched in Europe in January, contributed to international growth.

Diabetes revenue of $407 million grew 4 percent on both a constant currency and an as reported basis. Growth was driven by strong sales in international markets, which grew 14 percent on a constant currency basis, with the continued adoption of the Paradigm® Veo™ insulin pump and Enlite® continuous glucose sensor. In the United States, sales remained under pressure as the Company continues to seek FDA approval of the MiniMed® 530G.

Revenue Outlook and Earnings per Share Guidance

The Company today states its revenue outlook and diluted earnings per share (EPS) guidance for fiscal year 2014. In fiscal year 2014, the Company expects full-year revenue growth in the range of 3 to 4 percent on a constant currency basis, and diluted EPS in the range of $3.80 to $3.85. After adjusting for certain one-time impacts to growth, the Company indicated that this range implies annual diluted EPS growth in the range of 6 to 8 percent.

“We continue to lead in the global medical technology marketplace, and we are making meaningful progress in globalizing our strategies and operations as well as strengthening our clinical and economic value propositions for our customers and partners,” said Ishrak. “Our employees are adapting to and embracing the changes occurring in global healthcare, and we are making significant strides to reframe our company to compete and win in this changing environment. Medtronic has a number of strengths that uniquely position us to succeed and become the premier global medical technology solutions partner, creating value for healthcare systems around the world.”

Webcast Information

Medtronic will host a webcast today, May 21, at 8 a.m. EDT (7 a.m. CDT), to provide information about its businesses for the public, analysts, and news media. This quarterly webcast can be accessed by clicking on the Investors link on the Medtronic home page at www.medtronic.com and this earnings release will be archived at www.medtronic.com/newsroom. Within 24 hours, a replay of the webcast and a transcript of the company’s prepared remarks will be available in the “Events & Presentations” section of the Investors portion of the Medtronic website.

Financial Schedules

To view the fourth quarter financial schedules, click here or visit www.medtronic.com/newsroom.

About Medtronic

Medtronic, Inc., headquartered in Minneapolis is the global leader in medical technology – alleviating pain, restoring health, and extending life for millions of people around the world.

This press release contains forward-looking statements related to product growth drivers, market position, strategies for growth, and Medtronic’s future results of operations, which are subject to risks and uncertainties, such as competitive factors, difficulties and delays inherent in the development, manufacturing, marketing and sale of medical products, government regulation and general economic conditions and other risks and uncertainties described in Medtronic’s periodic reports on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results. Medtronic does not undertake to update its forward-looking statements.

Earnings per share guidance excludes any unusual charges or gains that might occur during the fiscal year. The guidance provided only reflects information available to Medtronic at this time.

Unless otherwise noted, all comparisons made in this news release are on an “as reported basis,” and not on a constant currency basis. References to quarterly or annual results increasing or decreasing are in comparison to the fourth quarter and full fiscal year 2012, respectively.

-end-

MEDTRONIC, INC.

WORLD WIDE REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$1,253	$1,268	$1,192	$1,295	$5,007	$1,193	$1,227	$1,171	$1,332	$4,922
Defibrillation Systems	697	708	674	744	2,822	675	689	654	755	2,773
Pacing Systems	508	511	467	492	1,978	463	480	459	505	1,906
AF & Other	48	49	51	59	207	55	58	58	72	243
CORONARY	$389	$376	$382	$450	$1,598	$433	$429	$445	$465	$1,773
STRUCTURAL HEART	$275	$266	$265	$289	$1,094	$280	$271	$272	$310	$1,133
ENDOVASCULAR	$186	$188	$190	$219	$783	$209	$210	$212	$235	$867

CARDIAC & VASCULAR GROUP	$2,103	$2,098	$2,029	$2,253	$8,482	$2,115	$2,137	$2,100	$2,342	$8,695

SPINE	$825	$839	$784	$818	$3,267	$786	$782	$753	$811	$3,131
Core Spine	651	675	640	677	2,643	645	649	639	671	2,603
BMP	174	164	144	141	624	141	133	114	140	528
NEUROMODULATION	$397	$421	$419	$463	$1,700	$419	$454	$447	$492	$1,812
DIABETES	$355	$367	$367	$392	$1,481	$364	$378	$377	$407	$1,526
SURGICAL TECHNOLOGIES	$266	$298	$319	$371	$1,254	$324	$344	$350	$407	$1,426

RESTORATIVE THERAPIES GROUP	$1,843	$1,925	$1,889	$2,044	$7,702	$1,893	$1,958	$1,927	$2,117	$7,895

TOTAL CONTINUING OPERATIONS	$3,946	$4,023	$3,918	$4,297	$16,184	$4,008	$4,095	$4,027	$4,459	$16,590

ADJUSTMENTS :
CURRENCY IMPACT (1)						$(119)	$(118)	$(41)	$(48)	$(328)

COMPARABLE OPERATIONS (1)	$3,946	$4,023	$3,918	$4,297	$16,184	$4,127	$4,213	$4,068	$4,507	$16,918

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

U.S. REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$649	$667	$619	$650	$2,584	$623	$645	$595	$653	$2,517
Defibrillation Systems	411	423	396	417	1,647	399	411	383	425	1,618
Pacing Systems	217	220	197	205	838	196	202	182	193	774
AF & Other	21	24	26	28	99	28	32	30	35	125
CORONARY	$90	$85	$82	$125	$383	$144	$139	$134	$146	$563
STRUCTURAL HEART	$100	$98	$97	$103	$398	$102	$102	$96	$110	$410
ENDOVASCULAR	$76	$81	$79	$87	$322	$81	$83	$77	$89	$329

CARDIAC & VASCULAR GROUP	$915	$931	$877	$965	$3,687	$950	$969	$902	$998	$3,819

SPINE	$589	$599	$555	$557	$2,300	$558	$549	$522	$559	$2,190
Core Spine	429	450	426	431	1,736	430	430	422	437	1,722
BMP	160	149	129	126	564	128	119	100	122	468
NEUROMODULATION	$272	$295	$287	$315	$1,170	$295	$324	$309	$332	$1,259
DIABETES	$214	$228	$226	$238	$906	$215	$229	$223	$234	$900
SURGICAL TECHNOLOGIES	$156	$184	$200	$224	$765	$209	$218	$215	$249	$891

RESTORATIVE THERAPIES GROUP	$1,231	$1,306	$1,268	$1,334	$5,141	$1,277	$1,320	$1,269	$1,374	$5,240

TOTAL CONTINUING OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$2,289	$2,171	$2,372	$9,059

ADJUSTMENTS :
CURRENCY IMPACT						$—	$—	$—	$—	$—

COMPARABLE OPERATIONS	$2,146	$2,237	$2,145	$2,299	$8,828	$2,227	$2,289	$2,171	$2,372	$9,059

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

INTERNATIONAL REVENUE

(Unaudited)

	FY12	FY12	FY12	FY12	FY12	FY13	FY13	FY13	FY13	FY13
($ millions)	QTR 1	QTR 2	QTR 3	QTR 4	Total	QTR 1	QTR 2	QTR 3	QTR 4	Total
REPORTED REVENUE :
CARDIAC RHYTHM DISEASE MANAGEMENT	$604	$601	$573	$645	$2,423	$570	$582	$576	$679	$2,405
Defibrillation Systems	286	285	278	327	1,175	276	278	271	330	1,155
Pacing Systems	291	291	270	287	1,140	267	278	277	312	1,132
AF & Other	27	25	25	31	108	27	26	28	37	118
CORONARY	$299	$291	$300	$325	$1,215	$289	$290	$311	$319	$1,210
STRUCTURAL HEART	$175	$168	$168	$186	$696	$178	$169	$176	$200	$723
ENDOVASCULAR	$110	$107	$111	$132	$461	$128	$127	$135	$146	$538

CARDIAC & VASCULAR GROUP	$1,188	$1,167	$1,152	$1,288	$4,795	$1,165	$1,168	$1,198	$1,344	$4,876

SPINE	$236	$240	$229	$261	$967	$228	$233	$231	$252	$941
Core Spine	222	225	214	246	907	215	219	217	234	881
BMP	14	15	15	15	60	13	14	14	18	60
NEUROMODULATION	$125	$126	$132	$148	$530	$124	$130	$138	$160	$553
DIABETES	$141	$139	$141	$154	$575	$149	$149	$154	$173	$626
SURGICAL TECHNOLOGIES	$110	$114	$119	$147	$489	$115	$126	$135	$158	$535

RESTORATIVE THERAPIES GROUP	$612	$619	$621	$710	$2,561	$616	$638	$658	$743	$2,655

TOTAL CONTINUING OPERATIONS	$1,800	$1,786	$1,773	$1,998	$7,356	$1,781	$1,806	$1,856	$2,087	$7,531

ADJUSTMENTS :
CURRENCY IMPACT (1)						$(119)	$(118)	$(41)	$(48)	$(328)

COMPARABLE OPERATIONS (1)	$1,800	$1,786	$1,773	$1,998	$7,356	$1,900	$1,924	$1,897	$2,135	$7,859

(1)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP.

Note: The data in this schedule has been intentionally rounded to the nearest million and therefore the quarterly revenue may not sum to the fiscal year to date revenue.

MEDTRONIC, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

	Three months ended		Fiscal year ended
	April 26,	April 27,	April 26,	April 27,
	2013	2012	2013	2012
	(in millions, except per share data)
Net sales	$4,459	$4,297	$16,590	$16,184
Costs and expenses:
Cost of products sold	1,134	1,047	4,126	3,889
Research and development expense	409	393	1,557	1,490
Selling, general, and administrative expense	1,475	1,462	5,698	5,623
Restructuring charges, net	172	87	172	87
Certain litigation charges, net	—	90	245	90
Acquisition-related items	(5)	13	(49)	12
Amortization of intangible assets	84	80	331	335
Other (income) expense, net	(12)	48	108	364
Interest expense, net	48	46	151	149

Total costs and expenses	3,305	3,266	12,339	12,039

Earnings from continuing operations before income taxes	1,154	1,031	4,251	4,145
Provision for income taxes	185	143	784	730

Earnings from continuing operations	969	888	3,467	3,415
Discontinued operations, net of tax:
Earnings from operations of Physio-Control	—	—	—	32
Physio-Control divestiture-related costs	—	(17)	—	(34)
Deferred income tax benefit reversal	—	(84)	—	—
Gain on sale of Physio-Control	—	204	—	204

Earnings from discontinued operations	—	103	—	202

Net earnings	$969	$991	$3,467	$3,617

Basic earnings per share:
Earnings from continuing operations	$0.96	$0.85	$3.40	$3.24

Net earnings	$0.96	$0.95	$3.40	$3.43

Diluted earnings per share:
Earnings from continuing operations	$0.95	$0.85	$3.37	$3.22

Net earnings	$0.95	$0.94	$3.37	$3.41

Basic weighted average shares outstanding	1,014.2	1,042.1	1,019.3	1,053.9
Diluted weighted average shares outstanding	1,023.0	1,049.1	1,027.5	1,059.9
Cash dividends declared per common share	$0.2600	$0.2425	$1.0400	$0.9700

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS

TO CONSOLIDATED NON-GAAP NET EARNINGS

(Unaudited)

(in millions, except per share data)

	Three months ended
	April 26,		April 27,		Percentage
	2013		2012		Change
Net earnings, as reported	$969		$991		-2%
Restructuring charges, net	147	(a)	64	(d)
Certain litigation charges, net	—		57	(e)
Certain acquisition-related items	(5	)(b)	13	(f)
Physio-Control divestiture-related items	—		(103	)(g)
Impact of authoritative convertible debt guidance on interest expense, net	13	(c)	14	(c)

Non-GAAP net earnings	$1,124		$1,036		8%

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS

TO CONSOLIDATED NON-GAAP DILUTED EPS

(Unaudited)

	Three months ended
	April 26,		April 27,		Percentage
	2013		2012		Change
Diluted EPS, as reported	$0.95		$0.94		1%
Restructuring charges, net	0.14	(a)	0.06	(d)
Certain litigation charges, net	—		0.05	(e)
Certain acquisition-related items	—	(b)	0.01	(f)
Physio-Control divestiture-related items	—		(0.10	)(g)
Impact of authoritative convertible debt guidance on interest expense, net	0.01	(c)	0.01	(c)

Non-GAAP diluted EPS	$1.10		$0.99	(1)	11%

(1)	The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore, may not sum.
(a)	The $147 million ($0.14 per share) after-tax ($182 million pre-tax) restructuring charge is the net impact of a $154 million after-tax ($192 million pre-tax) charge related to the fiscal year 2013 restructuring initiative, partially offset by a $7 million after-tax ($10 million pre-tax) reversal of excess reserves related to the fiscal year 2012 restructuring initiative. The restructuring charge for the fiscal year 2013 initiative consisted of employee termination costs, asset write-downs, contract termination fees, and other related costs. Included in the restructuring charge is $8 million after-tax ($10 million pre-tax) expense within cost of products sold related to inventory write-offs of discontinued product lines and production-related asset impairments. The fiscal year 2013 initiative was designed to scale back infrastructure in slower growing areas of the Company’s business, while continuing to invest in businesses, geographies, and products where faster growth is anticipated. The reversal of excess reserves related to the fiscal year 2012 restructuring initiative was primarily due to actual employee terminations being less than originally planned and favorable severance negotiations outside the U.S. In addition to disclosing restructuring charges, net that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)	The $5 million (less than $0.01 per share) after-tax ($5 million pre-tax) certain acquisition-related items, net gain primarily includes income and charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(c)	The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $13 million ($0.01 per share) and $14 million ($0.01 per share) for the three months ended April 26, 2013 and April 27, 2012, respectively. The pre-tax impact to interest expense, net was $21 million and $22 million for the three months ended April 26, 2013 and April 27, 2012, respectively. This convertible debt matured in April 2013. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(d)	The $64 million ($0.06 per share) after-tax ($87 million pre-tax) restructuring charge was the net impact of an $88 million after-tax ($118 million pre-tax) charge related to the fiscal year 2012 restructuring initiative, partially offset by a $24 million after-tax ($31 million pre-tax) reversal of excess reserves related to the fiscal year 2011 restructuring initiative. The restructuring charge for the fiscal year 2012 initiative consisted of employee termination costs, asset write-downs, contract termination fees, and other related costs. The fiscal year 2012 initiative was designed to hold general, administrative and indirect distribution costs flat in certain organizations while prioritizing investment in research and development, sales, and marketing in geographies, businesses, and products where faster growth is anticipated, such as emerging markets and new technologies. The reversal of excess reserves related to the fiscal year 2011 restructuring initiative was due to certain employees identified for elimination finding positions elsewhere within the Company, favorable severance negotiations outside the U.S., and more favorable than expected outcomes in the sub-leasing of previously vacated properties. In addition to disclosing restructuring charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(e)	The $57 million ($0.05 per share) after-tax ($90 million pre-tax) certain litigation charges, net relates to the agreement to settle the federal securities class action initiated in December 2008 by the Minneapolis Firefighters’ Relief Association. During the fourth quarter of fiscal year 2012, Medtronic settled all of these class claims for $85 million and incurred $5 million in additional litigation fees. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(f)	The $13 million ($0.01 per share) after-tax ($13 million pre-tax) certain acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(g)	The $103 million ($0.10 per share) after-tax ($200 million pre-tax) net gain from Physio-Control divestiture-related items includes a $204 million after-tax ($218 million pre-tax) gain recognized on the sale of Physio-Control in the fourth quarter of fiscal year 2012, partially offset by the reversal of an $84 million deferred income tax benefit recorded in the third quarter of fiscal year 2012 and $17 million of after-tax ($18 million pre-tax) transaction costs. The deferred income tax benefit was recorded in accordance with U.S. GAAP as the Company was required to establish a deferred tax asset on the difference between its tax and book basis in the shares of Physio-Control, up to the expected amount of gain, at the point in time the Company classified Physio-Control as held for sale in the third quarter of fiscal year 2012. In the fourth quarter of fiscal year 2012 when the Company recorded the Physio-Control disposition, the deferred income tax benefit was reversed. In addition to disclosing Physio-Control divestiture-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding Physio-Control divestiture-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates Physio-Control divestiture-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP NET EARNINGS

TO CONSOLIDATED NON-GAAP NET EARNINGS

(Unaudited)

(in millions, except per share data)

	Fiscal year ended
	April 26,		April 27,		Percentage
	2013		2012		Change
Net earnings, as reported	$3,467		$3,617		-4%
Restructuring charges, net	147	(a)	64	(e)
Certain litigation charges, net	235	(b)	57	(f)
Certain acquisition-related items	(51	)(c)	45	(g)
Physio-Control divestiture-related items	—		(170	)(h)
Impact of authoritative convertible debt guidance on interest expense, net	57	(d)	53	(d)

Non-GAAP net earnings	$3,855		$3,666	(i)	5%

MEDTRONIC, INC.

RECONCILIATION OF CONSOLIDATED GAAP DILUTED EPS

TO CONSOLIDATED NON-GAAP DILUTED EPS

(Unaudited)

	Fiscal year ended (2)
	April 26,		April 27,		Percentage
	2013		2012		Change
Diluted EPS, as reported	$3.37		$3.41		-1%
Restructuring charges, net	0.14	(a)	0.06	(e)
Certain litigation charges, net	0.23	(b)	0.05	(f)
Certain acquisition-related items	(0.05	)(c)	0.04	(g)
Physio-Control divestiture-related items	—		(0.16	)(h)
Impact of authoritative convertible debt guidance on interest expense, net	0.06	(d)	0.05	(d)

Non-GAAP diluted EPS	$3.75		$3.46	(1)(i)	8%

(1)	The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore, may not sum.
(2)	The data in this schedule has been intentionally rounded and therefore the first, second, third, and fourth quarter data may not sum to the fiscal year totals.
(a)	The $147 million ($0.14 per share) after-tax ($182 million pre-tax) restructuring charge is the net impact of a $154 million after-tax ($192 million pre-tax) charge related to the fiscal year 2013 restructuring initiative, partially offset by a $7 million after-tax ($10 million pre-tax) reversal of excess reserves related to the fiscal year 2012 restructuring initiative. The restructuring charge for the fiscal year 2013 initiative consisted of employee termination costs, asset write-downs, contract termination fees, and other related costs. Included in the restructuring charge is $8 million after-tax ($10 million pre-tax) expense within cost of products sold related to inventory write-offs of discontinued product lines and production-related asset impairments. The fiscal year 2013 initiative was designed to scale back infrastructure in slower growing areas of the Company’s business, while continuing to invest in businesses, geographies, and products where faster growth is anticipated. The reversal of excess reserves related to the fiscal year 2012 restructuring initiative was primarily due to actual employee terminations being less than originally planned and favorable severance negotiations outside the U.S. In addition to disclosing restructuring charges, net that are determined in accordance with U.S. generally accepted accounting principles (U.S. GAAP), Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

(b)	The $235 million ($0.23 per share) after-tax ($245 million pre-tax) certain litigation charges, net relates to an accounting charge for probable and reasonably estimable patent litigation with Edwards Lifesciences, Inc. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(c)	The $51 million ($0.05 per share) after-tax ($49 million pre-tax) certain acquisition-related items, net gain includes $72 million after-tax ($72 million pre-tax) net income related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009, $13 million after-tax ($13 million pre-tax) of certain acquisition-related costs from the November 2012 acquisition of China Kanghui Holdings, a $5 million after-tax ($5 million pre-tax) net charge for an adjustment of transaction costs related to the divestiture of the Physio-Control business that occurred in the fourth quarter of fiscal year 2012, and a $3 million after-tax ($5 million pre-tax) IPR&D impairment charge related to a technology recently acquired by the Structural Heart business. The change in fair value of contingent milestone payments is primarily related to the change in fair value of Ardian, Inc. contingent commercial milestone payments, which are based on annual revenue growth through fiscal year 2015, due to current slower commercial ramp in Europe. The certain acquisition-related costs from the acquisition of China Kanghui Holdings included banker, legal, and other professional service fees. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(d)	The Financial Accounting Standards Board (FASB) authoritative guidance for convertible debt accounting has resulted in an after-tax impact to net earnings of $57 million ($0.06 per share) and $53 million ($0.05 per share) for the fiscal years ended April 26, 2013 and April 27, 2012, respectively. The pre-tax impact to interest expense, net was $90 million and $85 million for the fiscal years ended April 26, 2013 and April 27, 2012, respectively. This convertible debt matured in April 2013. In addition to disclosing the financial statement impact of this authoritative guidance that is determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding this authoritative guidance. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates the impact of this authoritative guidance when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(e)	The $64 million ($0.06 per share) after-tax ($87 million pre-tax) restructuring charge was the net impact of an $88 million after-tax ($118 million pre-tax) charge related to the fiscal year 2012 restructuring initiative, partially offset by a $24 million after-tax ($31 million pre-tax) reversal of excess reserves related to the fiscal year 2011 restructuring initiative. The restructuring charge for the fiscal year 2012 initiative consisted of employee termination costs, asset write-downs, contract termination fees, and other related costs. The fiscal year 2012 initiative was designed to hold general, administrative and indirect distribution costs flat in certain organizations while prioritizing investment in research and development, sales, and marketing in geographies, businesses, and products where faster growth is anticipated, such as emerging markets and new technologies. The reversal of excess reserves related to the fiscal year 2011 restructuring initiative was due to certain employees identified for elimination finding positions elsewhere within the Company, favorable severance negotiations outside the U.S., and more favorable than expected outcomes in the sub-leasing of previously vacated properties. In addition to disclosing restructuring charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these restructuring charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these restructuring charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(f)	The $57 million ($0.05 per share) after-tax ($90 million pre-tax) certain litigation charges, net relates to the agreement to settle the federal securities class action initiated in December 2008 by the Minneapolis Firefighters’ Relief Association. During the fourth quarter of fiscal year 2012, Medtronic settled all of these class claims for $85 million and incurred $5 million in additional litigation fees. In addition to disclosing certain litigation charges, net that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain litigation charges. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain litigation charges when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(g)	The $45 million ($0.04 per share) after-tax ($45 million pre-tax) certain acquisition-related items include charges related to the change in fair value of contingent milestone payments associated with acquisitions subsequent to April 29, 2009. In addition to disclosing certain acquisition-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding these certain acquisition-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates these certain acquisition-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(h)	The $170 million ($0.16 per share) after-tax ($176 million pre-tax) net gain from Physio-Control divestiture-related items includes a $204 million after-tax ($218 million pre-tax) gain recognized on the sale of Physio-Control, partially offset by $34 million of after-tax ($42 million pre-tax) transaction costs. In addition to disclosing Physio-Control divestiture-related items that are determined in accordance with U.S. GAAP, Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the impact of excluding Physio-Control divestiture-related items. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Medtronic management eliminates Physio-Control divestiture-related items when evaluating the operating performance of the Company. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.
(i)	Included in our non-GAAP net earnings is $32 million ($0.03 per share) after-tax ($48 million pre-tax) income from the operations of the Physio-Control business for the fiscal year ended April 27, 2012, which is included in earnings from discontinued operations on our consolidated statements of earnings. The Company has included this income in its non-GAAP net earnings as the disposition did not occur until the fourth quarter of fiscal year 2012 and thus the income was earned through the operations of the Company. Additionally, included in our non-GAAP net earnings for the fiscal year ended April 27, 2012 is a $5 million after-tax ($5 million pre-tax) charge for transaction costs incurred related to the acquisitions of Salient Surgical Technologies, Inc. (Salient) and PEAK Surgical, Inc. (PEAK), and a non-cash gain of $38 million after-tax ($38 million pre-tax) related to previously held investments in Salient and PEAK, which are included in acquisition-related items on our consolidated statements of earnings. The Company has included these items in its non-GAAP net earnings to offset the dilution to fiscal year 2012 net earnings in the second-half of the fiscal year from Salient and PEAK operations. Medtronic management believes that in order to properly understand its short-term and long-term financial trends, investors may find it useful to consider the net impact of including the operating income of the Physio-Control business and the net impact of the Salient and PEAK acquisitions. Management believes that the resulting non-GAAP financial measure provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and is useful for period over period comparisons of such operations. Investors should consider this non-GAAP measure in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. In addition, this non-GAAP financial measure may not be the same or similar to measures presented by other companies.

MEDTRONIC, INC.

RECONCILIATION OF GROSS MARGIN PERCENTAGE TO GROSS MARGIN PERCENTAGE ADJUSTED FOR THE IMPACT OF FOREIGN CURRENCY, THE FISCAL YEAR 2013 RESTRUCTURING INITIATIVE, AND INCENTIVES

(Unaudited)

(in millions)

	Three months ended April 26, 2013
	Net sales	Cost of products sold	Gross Margin Percentage

As reported	$4,459	$1,134	74.6%
Foreign currency impact	48	(2)
Fiscal year 2013 restructuring initiative impact	—	(10)

Adjusted for foreign currency and restructuring (a)	4,507	1,122	75.1%
Incentives change in estimate	—	(14)

Adjusted for foreign currency, restructuring, and incentives (a)	$4,507	$1,108	75.4%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation, the fiscal year 2013 restructuring initiative, and incentives on gross margin percentage. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$755	$744	1%	$(6)	(1)%	2%
Pacing Systems	505	492	3	(11)	(2)	5
AF & Other	72	59	22	—	—	22

Cardiac Rhythm Disease Management	1,332	1,295	3	(17)	(1)	4
Coronary	465	450	3	(9)	(2)	5
Structural Heart	310	289	7	(3)	(1)	8
Endovascular	235	219	7	(5)	(3)	10

Cardiac & Vascular Group	2,342	2,253	4	(34)	(1)	5

Core Spine	671	677	(1)	(7)	(1)	—
BMP	140	141	(1)	1	—	(1)

Spine	811	818	(1)	(6)	(1)	—
Neuromodulation	492	463	6	(2)	(1)	7
Diabetes	407	392	4	(2)	—	4
Surgical Technologies	407	371	10	(4)	(1)	11

Restorative Therapies Group	2,117	2,044	4	(14)	—	4

Total	$4,459	$4,297	4%	$(48)	(1)%	5%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF WORLDWIDE REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Fiscal year ended (1)			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$2,773	$2,822	(2)%	$(57)	(2)%	—%
Pacing Systems	1,906	1,978	(4)	(53)	(3)	(1)
AF & Other	243	207	17	(5)	(3)	20

Cardiac Rhythm Disease Management	4,922	5,007	(2)	(115)	(3)	1
Coronary	1,773	1,598	11	(51)	(3)	14
Structural Heart	1,133	1,094	4	(32)	(2)	6
Endovascular	867	783	11	(26)	(3)	14

Cardiac & Vascular Group	8,695	8,482	3	(224)	(2)	5

Core Spine	2,603	2,643	(2)	(35)	(2)	—
BMP	528	624	(15)	—	—	(15)

Spine	3,131	3,267	(4)	(35)	(1)	(3)
Neuromodulation	1,812	1,700	7	(26)	(1)	8
Diabetes	1,526	1,481	3	(26)	(2)	5
Surgical Technologies	1,426	1,254	14	(17)	(1)	15

Restorative Therapies Group	7,895	7,702	3	(104)	(1)	4

Total	$16,590	$16,184	3%	$(328)	(2)%	5%

(1)	The data in this schedule has been intentionally rounded and therefore the first, second, third, and fourth quarter data may not sum to the fiscal year totals.
(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$330	$327	1%	$(6)	(2)%	3%
Pacing Systems	312	287	9	(11)	(4)	13
AF & Other	37	31	19	—	—	19

Cardiac Rhythm Disease Management	679	645	5	(17)	(3)	8
Coronary	319	325	(2)	(9)	(3)	1
Structural Heart	200	186	8	(3)	(1)	9
Endovascular	146	132	11	(5)	(3)	14

Cardiac & Vascular Group	1,344	1,288	4	(34)	(3)	7

Core Spine	234	246	(5)	(7)	(3)	(2)
BMP	18	15	20	1	7	13

Spine	252	261	(3)	(6)	(2)	(1)
Neuromodulation	160	148	8	(2)	(1)	9
Diabetes	173	154	12	(2)	(2)	14
Surgical Technologies	158	147	7	(4)	(3)	10

Restorative Therapies Group	743	710	5	(14)	(2)	7

Total	$2,087	$1,998	4%	$(48)	(3)%	7%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF INTERNATIONAL REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Fiscal year ended (1)			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Reported Revenue:
Defibrillation Systems	$1,155	$1,175	(2)%	$(57)	(5)%	3%
Pacing Systems	1,132	1,140	(1)	(53)	(5)	4
AF & Other	118	108	9	(5)	(5)	14

Cardiac Rhythm Disease Management	2,405	2,423	(1)	(115)	(5)	4
Coronary	1,210	1,215	—	(51)	(4)	4
Structural Heart	723	696	4	(32)	(4)	8
Endovascular	538	461	17	(26)	(5)	22

Cardiac & Vascular Group	4,876	4,795	2	(224)	(4)	6

Core Spine	881	907	(3)	(35)	(4)	1
BMP	60	60	—	—	—	—

Spine	941	967	(3)	(35)	(4)	1
Neuromodulation	553	530	4	(26)	(5)	9
Diabetes	626	575	9	(26)	(4)	13
Surgical Technologies	535	489	9	(17)	(4)	13

Restorative Therapies Group	2,655	2,561	4	(104)	(4)	8

Total	$7,531	$7,356	2%	$(328)	(5)%	7%

(1)	The data in this schedule has been intentionally rounded and therefore the first, second, third, and fourth quarter data may not sum to the fiscal year totals.
(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.

MEDTRONIC, INC.

RECONCILIATION OF EMERGING MARKET REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Three months ended			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Emerging Market Revenue (b)	$521	$463	13%	$(7)	(1)%	14%

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.
(b)	Emerging Market Revenue includes revenues from Asia Pacific (except Australia, Japan, Korea, and New Zealand), Central and Eastern Europe, Greater China, Latin America, the Middle East and Africa, and South Asia.

MEDTRONIC, INC.

RECONCILIATION OF EMERGING MARKET REVENUE GROWTH TO CONSTANT CURRENCY GROWTH

(Unaudited)

(in millions)

	Fiscal year ended (1)			Currency Impact		Constant
	April 26,	April 27,	Reported	on Growth (a)		Currency
	2013	2012	Growth	Dollar	Percentage	Growth (a)
Emerging Market Revenue (b)	$1,897	$1,666	14%	$(46)	(3)%	17%

(1)	The data in this schedule has been intentionally rounded and therefore the first, second, third, and fourth quarter data may not sum to the fiscal year totals.
(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider the impact of foreign currency translation on revenue. In addition, Medtronic management uses results of operations before currency translation to evaluate the operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP.
(b)	Emerging Market Revenue includes revenues from Asia Pacific (except Australia, Japan, Korea, and New Zealand), Central and Eastern Europe, Greater China, Latin America, the Middle East and Africa, and South Asia.

MEDTRONIC, INC.

RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW

(Unaudited)

(in millions)

Fiscal year ended April 26, 2013

Net cash provided by operating activities	$4,883
Additions to property, plant, and equipment	(457)

Free cash flow (a)	$4,426

(a)	Medtronic management believes that in order to properly understand Medtronic’s short-term and long-term financial trends, investors may wish to consider free cash flow. In addition, Medtronic management uses free cash flow to evaluate operational performance of the Company and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with U.S. GAAP. Medtronic calculates free cash flow by subtracting property, plant, and equipment additions from operating cash flows.

MEDTRONIC, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	April 26, 2013	April 27, 2012
	(in millions, except per share data)
ASSETS

Current assets:
Cash and cash equivalents	$984	$1,248
Investments	10,087	8,102
Accounts receivable, less allowances of $98 and $100, respectively	3,727	3,808
Inventories	1,712	1,800
Tax assets	472	614
Prepaid expenses and other current assets	764	675

Total current assets	17,746	16,247

Property, plant, and equipment, net	2,490	2,473
Goodwill	10,329	9,934
Other intangible assets, net	2,673	2,647
Long-term tax assets	232	176
Other assets	1,324	1,252

Total assets	$34,794	$32,729

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Short-term borrowings	$360	$3,274
Accounts payable	622	565
Accrued compensation	1,011	912
Accrued income taxes	41	65
Deferred tax liabilities	16	14
Other accrued expenses	1,244	1,008

Total current liabilities	3,294	5,838

Long-term debt	10,291	7,359
Long-term accrued compensation and retirement benefits	752	759
Long-term accrued income taxes	1,168	1,005
Long-term deferred tax liabilities	340	276
Other long-term liabilities	278	379

Total liabilities	16,123	15,616

Commitments and contingencies

Shareholders’ equity:
Preferred stock— par value $1.00; 2.5 million shares authorized, none outstanding	—	—
Common stock— par value $0.10; 1.6 billion shares authorized, 1,016,014,005 and 1,037,194,934 shares issued and outstanding, respectively	102	104
Retained earnings	19,061	17,482
Accumulated other comprehensive loss	(492)	(473)

Total shareholders’ equity	18,671	17,113

Total liabilities and shareholders’ equity	$34,794	$32,729

Effective April 26, 2013, the Company changed the method of classification of certain investments as current or long-term based on their nature and availability for use in current operations while the prior classification was based on the maturities of the investments. Prior period balances have been reclassified to conform to the current period’s presentation.

MEDTRONIC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Fiscal Year
	2013	2012	2011
(in millions)
Operating Activities:
Net earnings	$3,467	$3,617	$3,096
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	819	833	804
Amortization of debt discount and issuance costs	104	85	171
Gain on sale of Physio-Control	—	(218)	—
Acquisition-related items	(74)	45	44
Provision for doubtful accounts	51	66	47
Deferred income taxes	60	14	153
Stock-based compensation	152	161	198
Change in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	1	(252)	(342)
Inventories	93	(185)	(101)
Accounts payable and accrued liabilities	422	300	(37)
Other operating assets and liabilities	(282)	155	(532)
Certain litigation charges, net	245	90	245
Certain litigation payments	(175)	(241)	(5)

Net cash provided by operating activities	4,883	4,470	3,741
Investing Activities:
Acquisitions, net of cash acquired	(820)	(556)	(1,332)
Proceeds from divestiture of Physio-Control	—	386	—
Additions to property, plant, and equipment	(457)	(484)	(501)
Purchases of marketable securities	(9,965)	(8,080)	(6,249)
Sales and maturities of marketable securities	8,203	6,104	6,443
Other investing activities, net	(14)	(21)	(176)

Net cash used in investing activities	(3,053)	(2,651)	(1,815)
Financing Activities:
Acquisition-related contingent consideration	(18)	(118)	—
Change in short-term borrowings, net	(720)	165	619
Repayment of short-term borrowings (maturities greater than 90 days)	(2,700)	(3,275)	(1,325)
Proceeds from short-term borrowings (maturities greater than 90 days)	2,628	2,525	2,327
Issuance of long-term debt	2,980	1,210	1,000
Payments on long-term debt	(2,214)	(24)	(2,603)
Dividends to shareholders	(1,055)	(1,021)	(969)
Issuance of common stock	267	96	85
Repurchase of common stock	(1,247)	(1,440)	(1,140)
Other financing activities	(22)	—	—

Net cash used in financing activities	(2,101)	(1,882)	(2,006)
Effect of exchange rate changes on cash and cash equivalents	7	(71)	62

Net change in cash and cash equivalents	(264)	(134)	(18)
Cash and cash equivalents at beginning of period	1,248	1,382	1,400

Cash and cash equivalents at end of period	$984	$1,248	$1,382

Supplemental Cash Flow Information
Cash paid for:
Income taxes	$537	$454	$826
Interest	333	312	292
Supplemental noncash financing activities:
Reclassification of senior convertible notes from long-term to short-term debt	—	2,200	—